SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported:)  May 15, 1996
                                                _________________



                            Chevy Chase Bank, F.S.B.
               __________________________________________________
               (Exact name of registrant as specified in charter)





    Maryland                      33-99354          52-0897004
___________________________     ____________     ________________
(State or other jurisdiction of  (Commission    (I.R.S. Employer
incorporation or organization)    File No.)    Identification No)


            C/O CHEVY CHASE BANK, F.S.B.
            8401 Connecticut Avenue
            Chevy Chase, Maryland                        20815
     ________________________________________          __________
     (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (301) 986-7000
                                                    _____________


                                 Not Applicable
   ______________________________________________________________
 (Former name, former address and former fiscal year, if changed since last report.)







    Item 5.  Other Events

              None.


     Item 7.  Financial Statements, Pro forma Financial
              Information and Exhibits.

     Exhibit 99.1 Monthly Servicer's Report dated May 15, 1996 and Monthly Servicer's Memo to the Trustee.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      Chevy Chase Auto Receivables Trust 1995-2

                      By:   Chevy Chase Bank, F.S.B.,
                            as Seller and Servicer



Dated:   May 15, 1996       By:  Mark A. Holles
                                -------------------
                                 Mark A. Holles
                                 Vice President